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                                                                 EXHIBIT - 10.27

                             DATED: February 7, 2003

                              AMENDED AND RESTATED

                            PROFIT SHARING AGREEMENT

                                     BETWEEN

                           OCEAN CONVERSION (BVI) LTD.

                                       AND

                                 DESALCO LIMITED

                                       AND

                           CONSOLIDATED WATER CO. LTD.

                                       AND

                        SAGE WATER HOLDINGS (BVI) LIMITED

                       CHARLES ADAMS, RITCHIE & DUCKWORTH
                                  ZEPHYR HOUSE
                          P.O. BOX 709 GT, GRAND CAYMAN

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1.       RELEASE

         1.1 Consolidated and Sage hereby agree to release the Company from its obligations under the two Profit Sharing Agreements and Sage Assignments in consideration for the Company agreeing to restate the profit sharing agreements on the terms hereinafter set out.

2.       PROFIT SHARING AGREEMENT

         2.1 If in respect of any accounting period following the date hereof in which the Company shall have profits available for the payment of dividends and does pay such dividend therefrom the Company shall procure that in the absence of agreement to the contrary a distribution shall be made to each of Consolidated and Sage or to their nominees equal to the following:

                  202,500 X THE DIVIDEND PER SHARE DECLARED AND PAID

         2.2 The profit sharing shall be paid by the Company to each of Consolidated and Sage concurrently with the payment of dividends.

         2.3 The duration of this profit sharing agreement shall be for so long as the Company remain in business as a going concern.

         2.4 The factor of 202,500 specified in Clause 3.1 shall at all times be equal to the lesser of (i) 202,500, and (ii) 202,500 multiplied by the total number of issued and fully paid shares and divided by 1,230,000 (being the total number of shares in issue at the date hereof.

3. All costs, local fees and other expenses in the preparation and execution of this Agreement and the settlement contained herein shall be borne and paid by the party incurring such cost.

4.       ASSIGNMENT

         4.1 Neither of the parties shall assign or transfer or purport to assign any of its rights or obligations hereunder without the prior written consent of the other party.

5.       SUCCESSORS AND ASSIGNS

         The Agreement shall ensure for the benefit of and be binding on the respective successors in title and permitted assigns (if any) of each party who shall procure that each such assignee shall execute a deed with the other party by which the assignee agrees to be bound by terms identical, mutatis mutandis, to the terms of this Agreement (including the terms of this clause).

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6.       WAIVER, FORBEARANCE AND VARIATION

         6.1 The rights of either party shall not be prejudiced or restricted by an indulgence or forbearance extended to the other party in respect of any breach.

         6.2 This Agreement shall not be varied or cancelled, unless such variation or cancellation shall be expressly agreed in writing by a duly authorised person of each party.

7.       GOVERNING LAW

         7.1 The construction, validity and performance of this agreement shall be governed in all respects by the laws of the British Virgin Islands.

         7.2 Except as may be set out elsewhere herein the courts of the British Virgin Islands shall have exclusive jurisdiction to settle any dispute which may arise between the parties in respect of the construction validity or performance of this Agreement or as to the rights and liabilities of the parties hereunder.

8.       SEVERABILITY

         8.1 If any of the provisions of this Agreement is found by any competent authority to be void or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions of this Agreement shall continue in full force and effect. Notwithstanding the foregoing the parties hereto shall thereupon negotiate in good faith in order to agree the terms of a mutually satisfactory provision to be substituted for the provision so found to be void or unenforceable.

9.       GENERAL MATTERS

         9.1 This Agreement supersedes any previous agreement between the parties in relation to the matters dealt with herein and represents the entire understanding between the parties in relation thereto.

         9.2 Reference to any statute or statutory provision includes a reference to that statute or statutory provision as from time to time amended, extended or re-enacted.

         9.3 Words denoting the singular number only shall include the plural and vice versa.

         9.4 Unless the context otherwise requires, reference to any clause is to a clause of this Agreement.

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         9.5      The headings in this Agreement are inserted for convenience only and shall not effect the construction hereof.

         9.6 Covenants expressed to be by two parties shall (except where the context prohibits) be deemed to be joint and several covenants.

10.      NOTICES

         10.1 Any notice required to be given under this Agreement shall either be delivered personally or sent by first class recorded delivery post (air mail if overseas) or telex or full rate telegram or telecopy. The address for service of each party shall be its registered office for the time being and shall be his address stated above or any other address for service previously notified to the other party or (in the absence of any such notification) his last known place of residence. A notice shall be deemed to have been served as follows:

                  10.1.1   if personally delivered, at the time of delivery;

                  10.1.2 if posted by inland mail, at the expiration of 48 hours or (in the case of air mail) 7 days after the envelope containing the same was delivered into the custody of the post authorities; and

                  10.1.3 if sent by telex, or telecopy at the time of transmission.

                  In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authority as a prepaid first class recorded delivery or air mail letter (as appropriate) or that the telex or telecopy was transmitted as the case may be.

IN WITNESS WHEREOF the parties hereto have set their hands and seals the day and date first above written.

SIGNED AND SEALED by and on behalf of       )
Ocean Conversion (BVI) Ltd.                 )
                                            )
                                            )
/s/ J.M. PARKER                             )        /s/ Frederick W. McTaggart
--------------------                                 --------------------------
Witness J.M. PARKER                                 Director

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                                            )
SIGNED AND SEALED by and on behalf of       )
DesalCo Limited                             )
In the presence of:                         )
                                            )
                                            )
/s/ J.M. PARKER                             )         /s/ Frederick W. McTaggart
--------------------                                  --------------------------
Witness J.M. PARKER                                   Director

SIGNED AND SEALED by and on the behalf of   )
Consolidated Water Co. Ltd.                 )
In the presence of:                         )
                                            )
                                            )
/s/ J.M. PARKER                             )         /s/ Frederick W. McTaggart
--------------------                                  --------------------------
Witness J.M. PARKER                                   Director

SIGNED AND SEALED by and on the behalf of   )
Sage Water Holdings (BVI) Ltd.              )
In the presence of:                         )
                                            )
                                            )
/s/ [ILLEGIBLE]                             )         /s/ [ILLEGIBLE]
--------------------                                  --------------------------
Witness [ILLEGIBLE]                                   Director

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